SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       February 13, 2018
                        Date of Report
                 (Date of Earliest Event Reported)

             UNITED RESTAURANT GROUP INTERNATIONAL, INC.
        (Exact Name of Registrant as Specified in its Charter)

                TIMBER SOUND ACQUISITION CORPORATION
        (Former Name of Registrant as Specified in its Charter)

Delaware                      000-55742               81-4625058
(State or other       (Commission File Number)       (IRS Employer
jurisdiction                                       of incorporation)
                          188 2nd Avenue
                      New York, New York 10003
           (Address of principal executive offices) (zip code)

                          833/888-6483
                          833/88U-NITE
         (Registrant's telephone number, including area code

                    9545 Wilshire Boulevard
               Beverly Hills, California 90212
         (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On February 14, 2018, United Restaurant Group International,
Inc. (formerly Timber Sound Acquisition Corporation). (the "Registrant" or the "Company") issued 59,000,000 shares of its common stock pursuant to Section 4(a)(2) of the Securities Act of 1933 at par representing 99.1% of the total outstanding 59,500,000 shares of common stock as follows:

          Christian Vega             35,000,000
          Chenwen Ho                  5,000,000
          Pinzon Holdings, LLC        3,000,000
          Machard Holdings, Inc.      6,000,000
          Ronaldo Vega                2,000,000
          Christina Cherniawsky       2,000,000
          Chermat Inc.                2,000,000
          Qifan Li                    3,000,000
          Na Sun                      1,000,000


      With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company intends to develop its business plan by acquiring United Restaurant Group, Inc., a private company. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On February 13,, 2018, the following events occurred which resulted in a change of control of the Registrant:

     The Registrant cancelled an aggregate of 19,500,000 of the then
         20,000,000 shares of outstanding stock valued at par.

     The then current officers and directors resigned.

     New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 18, 2017 as amended and supplemented by the information contained in this report.

    The Registrant has been formed to serve as a hospitality venture capital firm, with a focus on investments in food and beverage. The Registrant intends to acquire a New York private company formed in 2015, United Restaurant Group, Inc. The private company has focused on high brand food and beverage opportunities and to provide seed investments for new ventures to bring the boutique restaurants into greater market.

ITEM 5.02     Departure of Directors or Principal Officers;
	     Election of Directors

    On February 13,, 2018, the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         The following persons were named directors of the Registrant:

              Christian A. Vega
              Chewen Ho
              Ronaldo Vega
              Christina Cherniawsky
              Qifan Li
              Na Sun

    The following persons were named to the offices of the Registrant appearing next to their names:

    Christian A. Vega   Chief Executive Officer, Secretary and Chief
                             Financial Officer
    Chewen Ho           President

    Christian A. Vega serves as Chief Executive Officer, Secretary, Chief Financial Officer and director of the Registrant. In 2013, Mr. Vega became an angel investor after successfully exiting from his second start-up. In 2011, Mr. Vega merged his growing start-up eOpulence & Luxeyard with two additional companies in the ecommerce realm (competitors at the time were One Kings Lane and Gilt Groupe) and was vital in the company's growth to a $160 million market c ap. In 2014, he transitioned into manufacturing with the growth of an 8-person upholstery factory company (which he co-founded) into a 30-person operation. He was able to secure a $2 million purchase order for the company (Arbor Gentry) within the first year of operation. While assisting a friend fix and flip a restaurant in Long Island City, New York, Mr. Vega determined to expand into the food and beverage industry. He formed United Restaurant Group, Inc. as a venture capital firm, which would become the key institution to invest in new ideas, existing concepts, and/or locations with visibility and an existing sustainable lease. He opened three locations within the first ten months of operations, in Brooklyn, New York, West Village, New York, and Soho,
New York. Mr. Vega is a seasoned data and market analyst and a self taught tech strategist. He credits his strategic thinking and ability to direct immediate the pivots needed during the journey of a new business to the education received in the American Military University.

    Chewen Ho serves as the president and a director of the Registrant. Chenwen Ho, the owner and founder of Pan China & CDI Holding Group, has a track record in business management as well as a deep understanding of Chinese culture and business. His immersion in China's business sector began with the founding of two cafes/galleries in Beijing and Shanghai in 1987. Since then he has founded and managed several businesses in both China and the U.S. Since 2014, he has opened eight restaurants in New York City. In addition to his role as CEO of CDI Holding Group, Mr. Chenwen is a Managing Partner at Global Network Development Co.
and Managing Partner at HuaSheng International, Inc. His areas of expertise include corporate planning and management, crisis management, and international trade.

    Ronaldo Vega serves as a director of the Registrant. Ronaldo Vega has practiced as a licensed Architect in the State of New York for nearly three decades. Mr. Vega received his education at the Pratt Institute, School of Architecture, in Brooklyn, New York. Being awarded the AIA Presidential Citation in 2012, Mr. Vega has spent a lifetime as an extremely sought after architect. Mr. Vega started his career at Belfatto & Pavarini Architects and has made his mark on such firms as Fletcher Thompson Architects, as well as designing for the state of New York, inner city through the Department of Citywide Administrative Services, Department of Design and Construction, City of New York
(as a Project Manager for the Schools Task Force), Taking a necessary transition in his career to serve the state of NY by joining the World Trade Center Rescue and Recovery Operation, following the September 11, 2001 attacks, he served as a Quadrant Leader in the Amec Sector. Mr. Vega then spent an additional five years as a Senior Project manager with the Department of Design and Construction, City of New York, focused on the Libraries Unit. From 2007 to 2015, Mr. Vega was elected as the Senior Director of Design, Memorial, over seeing Capitol Planning and Development with the National September 11 Memorial and Museum, New York City. In 2015 after the Museum had officially opened, Mr. Vega became the Senior Architect at AECOM's, New York City, Build It Back Program. As Senior Architect for the Build It Back Program Mr. Vega was in charge of rebuilding homes damaged by Super Storm Sandy in Queens along with the designated FEMA support.

         Christina Cherniawsky serves as a director of the Registrant. Christina Cherniawsky has focused on emerging and core business human strategic needs for nearly a decade. With a degree in Political Science, from John Jay, City University of New York, Ms. Cherniawsky has been responsible for setting the overall organizational competencies and growth adjacency in multiple industries. An expert start up professional, with a former focus as Head of People for North America at Brandwatch, as well as her time spent with the prestigious ad agency J. Walter Thompson, Ms. Cherniawsky carves reviews and analyzes marketing data, for long term trends and emerging concepts.

         Qifan Li serves as a director of the Registrant. Qifan Li moved to New York in 2008 to attend Pratt Art Institute to study interior design. This would introduce her to what soon became an obsession with an era specific, age-old recipe known as Baijiu. While fascinated by the history of Baijiu, Ms. Li made a decision to revive the spirit and introduce it to the American Market. In 2015, she decided to combine all her research together to build the first Baijiu cocktail lounge in America - Lumos. Baijiu is one of the most ancient liquors and it has played a very important role in Chinese history. Ms. Li has successfully transitioned the Baijiu spirit into a well-known New York City cocktail. That same year that it opened, Lumos was voted "Best new cocktail bar in New York." She is now working on the Lumos Brand Expansion Project.

         Na Sun serves as a director of the Registrant. Na Sun is the founder and manager of Carma East Dim Sum Bar and Shanghai Cuisine Restaurant in New York City. Besides the restaurant business, she has been practicing as an architect in New York for more than ten years.
Ms. Sun is the founder and principle architect of EW Design Inc. She has worked on restaurant design and high-end private club design. Before founding her own firm, Ms. Sun worked in several world famous architect firms in New York and Beijing and her projects won numerous design awards. She joined Ennead Architects in 2007 and has worked on several cultural, institutional and mixed-use projects as a senior architect, including Shanghai Planetarium, Bing Concert Hall at Stanford University, the
West Wing Extension at North Shore University Hospital and Education Center for the Vietnam Veteran Memorial Fund. Bing Concert Hall won the New York City AIA Merit Award and SCUP Award for Excellence in Architecture. Ms. Sun's professional experience ranges from concept design to construction documents and construction oversee. She has won several competitions outside the office, including an Honorable Award for Tangshan Earthquake Memorial Park in China and an Honorable Award for reinventing Grand Army Plaza in Brooklyn. Born and raised in Beijing, Ms. Sun received a Bachelor of Architecture degree from Tsinghua University in China and received her Master's Degree from MIT in the United States. She is fluent in Chinese and English.

                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                      UNITED RESTAURANT GROUP INTERNATIONAL, INC.

Date: February 14, 2018
                            /s/     Christian A. Vega
					Christian A. Vega, CEO